SCHEDULE 14A
                          (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(A) of the
       Securities Exchange Act of 1934 (Amendment No. ____)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as determined by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

           [ ] Fee paid previously with preliminary materials.

               -----------------------------------------------------------------

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

                ----------------------------------------------------------------

           (2)  Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

           (3)  Filing Party:

                ----------------------------------------------------------------

           (4)  Date Filed:

                ----------------------------------------------------------------

                           COMPANY LOGO






                  ENERGY CONVERSION DEVICES, INC.

                       1675 West Maple Road
                       Troy, Michigan 48084




Dear Stockholder:

      The Annual Meeting of the Stockholders of Energy Conversion Devices, Inc. will be held at 10:00 a.m. (E.S.T.) on January 27, 2000 at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. If you plan to attend, we would appreciate your calling the Investor Relations department at (248) 280-1900.

                                    Sincerely,


                                    /s/ Robert C. Stempel
                                    ---------------------------------------
                                    Robert C. Stempel
                                    Chairman of the Board

                  ENERGY CONVERSION DEVICES, INC.
                      ----------------------

                 NOTICE OF MEETING OF STOCKHOLDERS
                      ----------------------
                                                      Troy, Michigan
                                                      December 28, 1999

To the Stockholders of
ENERGY CONVERSION DEVICES, INC.:

      NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") will be held at 10:00 a.m. (E.S.T.) on Thursday, January 27, 2000 at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

      1. Elect fifteen directors to hold office until the next Annual Meeting of the Stockholders of the Company;

      2. Approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2000;

      3. Consider and act upon a proposal of the Board of Directors to amend the Company's Certificate of Incorporation to increase the number of authorized shares by 10,000,000 to make available an adequate number of the Company's shares to be used for future corporate transactions; and

      4.   Transact such other business as may properly come before the Meeting.

      Stockholders of record at the close of business on November 30, 1999 will be entitled to vote at the Meeting.

      The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1999 accompanies the enclosed Proxy Statement.

      Whether or not you expect to attend the Meeting in person, please sign, date and return the accompanying Proxy in the enclosed prepaid envelope. If you attend the Meeting, you may vote in person even though you have already signed and returned a Proxy.

                                          Cordially,


                                          /s/ Robert C. Stempel
                                          ----------------------------------
                                          Robert C. Stempel
                                          Chairman of the Board

                          PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on January 27, 2000 at 10:00 a.m. (E.S.T.) for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

      Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on November 30, 1999 are entitled to vote at the Meeting. As of November 30, 1999, there were outstanding 12,734,498 shares of the Company's Common Stock, $.01 par value ("Common Stock"), 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock") and 430,000 shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock"). Each share of Common Stock is entitled to one vote per share; Class B Common Stock is entitled initially to one vote per share; and each share of Class A Common Stock is entitled to 25 votes per share. The three classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock, Class A Common Stock or Class B Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock, the majority of the outstanding shares of Class A Common Stock and the majority of the outstanding shares of Class B Common Stock, voting as separate classes, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."

       Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, are record owners of 153,420 and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 11,489 shares of Common Stock. In addition, as of November 30, 1999, Mr. Ovshinsky had the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

      Robert C. Stempel, chairman and executive director of the Company, is entitled to all voting rights with respect to 430,000 shares, or 100 percent, of the outstanding shares of Class B Common Stock awarded to Mr. Stempel on January 15, 1999 under a Restricted Stock Agreement. Mr. Stempel also owns of record 46,404 shares of Common Stock.

      Record Date. Stockholders of record as of the close of business on November 30, 1999 will be entitled to vote at the Meeting.

      Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock, Class A Common Stock and Class B Common Stock as of the close of business on the record date. If a stockholder withholds its vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

      Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

      The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent accountants. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

      The affirmative vote of a majority of the outstanding Common Stock, Class A Common Stock and Class B Common Stock, voting as separate classes, will be required to approve the proposal to amend the Company's certificate of incorporation to increase its authorized shares. Because of this requirement, abstentions and broker non-votes on such proposal will have the same effect as a vote against the proposal.

      All of the directors and officers of the Company, including Stanford R. Ovshinsky, Iris M. Ovshinsky and Robert C. Stempel, have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders. Such persons together hold approximately 33.04% of the combined voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock.

      Voting of Proxies. All shares which are represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on November 30, 1999 will be voted at the Meeting. Unless a stockholder specifies otherwise, all Proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

      Revocation of Proxies. A stockholder who executes a Proxy may revoke it by written notice received by the Company at any time before it is voted. Proxies may also be revoked by any subsequently dated Proxy or by the stockholder attending the Meeting and voting in person.

      Other Information. The Company's executive offices are located at 1675 West Maple Road, Troy, Michigan 48084. This Proxy Statement and the accompanying Proxy are being sent to the Company's stockholders on or about December 28, 1999.

                            ITEM NO. 1

                       ELECTION OF DIRECTORS

      At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to the provisions of the Company's by-laws, the Board of Directors has by resolution set the number of directors comprising the full Board at fifteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that all Proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

      Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth below.

                           ------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL FIFTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.



                              Director
                              of the
                              Company                                             Principal Occupation and
      Name                    Since        Office                                    Business Experience
      ----                    -------      ------                   ----------------------------------------------------

Stanford R. Ovshinsky         1960         President, Chief         Mr. Ovshinsky, 77, the founder and Chief Executive
                                           Executive Officer        Officer of the Company, has been an executive officer
                                           and Director             and director of the Company since its inception in 1960.
                                                                    Mr. Ovshinsky is the primary inventor of the Company's
                                                                    technology. Mr. Ovshinsky also serves as the Chief
                                                                    Executive Officer and director of Ovonic Battery
                                                                    Company, Inc. ("Ovonic Battery"); President, Chief
                                                                    Executive Officer and director of United Solar Systems
                                                                    Corp. ("United Solar"); a member of the Board of
                                                                    Managers of GM Ovonic L.L.C. ("GM Ovonic");
                                                                    Chairman of Ovonyx, Inc. ("Ovonyx") and Co-Chairman
                                                                    of the Board of Directors of Sovlux Co. Ltd. ("Sovlux").
                                                                    Mr. Ovshinsky is the husband of Dr. Iris M. Ovshinsky.

Iris M. Ovshinsky             1960         Vice President           Dr. Ovshinsky, 72, co-founder and Vice President of the
                                           and Director             Company, has been an executive officer and director
                                                                    of the Company since its inception in 1960. Dr.
                                                                    Ovshinsky also serves as a director of Ovonic Battery.
                                                                    Dr. Ovshinsky is the wife of Stanford R. Ovshinsky.


                                -3-





Robert C. Stempel             1995         Chairman of the          Mr. Stempel, 66, is Chairman of the Board and
                                           Board and                Director of the Company. Prior to his election
                                           Executive                as a director in December 1995, Mr. Stempel served
                                           Director                 as senior business and technical advisor to Mr.
                                                                    Ovshinsky. He is also the Chairman of Ovonic Battery
                                                                    and serves on the Board of Managers of GM Ovonic.
                                                                    From 1990 until his retirement in 1992, he was the
                                                                    Chairman and Chief Executive Officer of General
                                                                    Motors Corporation. Prior to serving as Chairman, he
                                                                    had been President since 1987. Mr. Stempel serves on
                                                                    the Audit Committee of the Board.

Nancy M. Bacon                1977         Senior Vice              Mrs. Bacon, 53, joined the Company in 1976 as its Vice
                                           President and            President of Finance and Treasurer.  She  became the
                                           Director                 Senior Vice President of the Company in 1993.  Mrs.
                                                                    Bacon also serves as a director of Sovlux and United
                                                                    Solar.

Kenneth R. Baker              1999         Director                 Mr. Baker, 52, currently the President, Chief Executive
                                                                    Officer and a director of Environmental Research
                                                                    Institute of Michigan ("ERIM"), a not-for-profit scientific research and development organization, was the
                                                                    Company's Vice Chairman and Chief Operating Officer
                                                                    from February 1999-November 1999. Presently, Mr.
                                                                    Baker serves as an advisor to Mr. Ovshinsky and Mr.
                                                                    Stempel. Prior to his retirement from General Motors
                                                                    Corporation in 1999, he held a variety of positions with
                                                                    General Motors Corporation from 1985-1999, including
                                                                    Vice President and General Manager of GM's
                                                                    Distributed Energy Business Unit (1998-1999); Vice
                                                                    President, GM R&D (1993-1998); Program Manager,
                                                                    GM Electric Vehicles (1990-1993). Mr. Baker is a
                                                                    director of AeroVironment, Inc.

Umberto Colombo               1995         Director                 Prof. Colombo, 72, is Chairman of the Scientific
                                                                    Councils of the ENI Enrico Mattei Foundation and of the
                                                                    Instituto Per l'Ambiente in Italy.  He was Chairman of
                                                                    the Italian National Agency for New Technology, Energy
                                                                    and the Environment until  1993 and then served as
                                                                    Minister of Universities and Scientific and Technological
                                                                    Research in the Italian Government until 1994.  Prof.
                                                                    Colombo is a member of the Board of Directors of
                                                                    several Italian-based public companies.  He is also
                                                                    active as a consultant in international science and
                                                                    technology policy institutions related to economic
                                                                    growth.

Subhash K. Dhar               1999         Director                 Mr. Dhar, 48, joined the Company in 1981 and has held
                                                                    various positions with Ovonic Battery since its inception
                                                                    in October 1982.  Mr. Dhar is currently the President,
                                                                    Chief Operating Officer and a director of Ovonic Battery.


                                -4-





Hellmut Fritzsche             1969         Vice President           Dr. Fritzsche, 72, was a professor of Physics at the
                                           and Director             University of Chicago from 1957 until his retirement in
                                                                    1996. He was also Chairman of the Department of
                                                                    Physics, the University of Chicago, until 1986. Dr.
                                                                    Fritzsche has been a Vice President of the Company
                                                                    since 1965, acting on a part-time basis, chiefly in the
                                                                    Company's research and product development
                                                                    activities.

Joichi Ito                    1995         Director                 Mr. Ito, 33, is the Chairman and a Director of Digital
                                                                    Garage, K.K. and Infoseek Japan K.K.  He is also the
                                                                    President of Neoteny and Transoceanic Ventures, Inc.
                                                                    as well as a board member of PSINet Japan, K.K.  He
                                                                    is an expert on new computer technology and
                                                                    networked information systems and writes and lectures
                                                                    extensively in the United States, Japan and Europe.
                                                                    Mr. Ito serves as a director and advisor to many
                                                                    companies in the field of information technology.

Seymour Liebman               1997         Director                 Mr. Liebman, 50, currently Executive Vice President
                                                                    and General Counsel at Canon U.S.A., Inc., has held
                                                                    a variety of positions with Canon since 1974, including
                                                                    Senior Vice President and General Counsel from 1992-
                                                                    1996.  Mr. Liebman also serves on the Board of
                                                                    Directors of United Solar.  He is a director of Zygo
                                                                    Corporation.

Tyler Lowrey                  1999         Vice President           Mr. Lowrey, 46, prior to joining the Company in January
                                           and Director             1999 as a Vice President, held a variety of positions
                                                                    with Micron Technology Inc. ("Micron") from 1984-1997,
                                                                    including Vice Chairman, Chief Technology Officer,
                                                                    Chief Operating Officer and Vice President, R&D. While
                                                                    at Micron, Mr. Lowrey was responsible for DRAM,
                                                                    SRAM, Flash and RFID product development as well as
                                                                    heading up all manufacturing operations, DRAM design,
                                                                    QA and R&D Process Fab. Mr. Lowrey is also a
                                                                    director of Ovonyx as well as its President and Chief
                                                                    Executive Officer.

Walter J. McCarthy, Jr.       1995         Director                 Mr. McCarthy, 74, until his retirement in 1990, was the
                                                                    Chairman and Chief Executive Officer of Detroit Edison
                                                                    Company.  He has served as a consultant to the
                                                                    Company since  1990.  Until 1995, Mr. McCarthy also
                                                                    served on the Boards of Comerica Bank, Detroit Edison
                                                                    Company and Federal-Mogul Corporation. He is a
                                                                    member of the National Academy of Engineering.  Mr.
                                                                    McCarthy serves as Chairman of the Compensation
                                                                    Committee and on the Audit Committee of the Board.


                                -5-





Florence I. Metz              1995         Director                 Dr. Metz, 70, until her retirement in 1996, held various
                                                                    executive positions with Inland Steel Company: General
                                                                    Manager, New Ventures, Inland Steel Company (1989-
                                                                    1991); General Manager, New Ventures, Inland Steel
                                                                    Industries (1991-1992) and Advanced Graphite
                                                                    Technologies (1992-1993); Program Manager for
                                                                    Business and Strategic Planning at Inland Steel (1993-
                                                                    1996).  Dr. Metz also serves  on the Board of Directors
                                                                    of Ovonic Battery.  She serves on the  Compensation
                                                                    Committee of the Board.

Nathan J. Robfogel            1990         Director                 Mr. Robfogel, 64, was, until his retirement in 1996, a
                                                                    partner with the law firm of Harter, Secrest & Emery,
                                                                    which he joined in 1959.  Mr. Robfogel is currently Vice
                                                                    President for University Relations of  the Rochester
                                                                    Institute of Technology where he was a trustee from
                                                                    1985-1996.  He is a member of the Board of Directors
                                                                    of Genesee Valley Trust Company and Rochester
                                                                    Community Baseball, Inc.  From 1989 to 1995, Mr.
                                                                    Robfogel served as Chairman of the Board and Chief
                                                                    Executive Officer of the New York State Facilities
                                                                    Development Corporation, a public benefit corporation.

Stanley K. Stynes             1977         Director                 Dr. Stynes, 67, was Dean of the College of  Engineering
                                                                    at Wayne State University from 1970 to August 1985,
                                                                    and a Professor of Engineering at Wayne State
                                                                    University from 1985 until his retirement in 1992.  He
                                                                    has been involved in various administrative, teaching,
                                                                    research and related activities. Dr. Stynes serves as
                                                                    Chairman of the Audit Committee of the Board.


  MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      The Audit Committee of the Board of Directors (the "Audit Committee") met three times during the fiscal year ended June 30, 1999 and was composed of Stanley K. Stynes (Chairman), Walter J. McCarthy, Jr. and Robert C. Stempel. The principal duties of the Audit Committee are to (i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and
(v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards.

      The Compensation Committee of the Board of Directors (the "Compensation Committee") met twice during the fiscal year ended June 30, 1999 and was composed of Walter J. McCarthy, Jr. (Chairman) and Dr. Florence I. Metz. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation.

      The Company does not have a standing nominating committee.

      During the fiscal year ended June 30, 1999, the Board of Directors held three meetings. All directors attended more than 75 percent of the meetings of the Board and the committees on which such directors served, except for Dr. Fritzsche, Mr. Ito, Mr. Liebman and Dr. Stynes.


                     COMPENSATION OF DIRECTORS

      Directors who are officers of the Company receive no payment for service as a director. The other directors of the Company are issued approximately $5,000 per year in the Company's Common Stock based on the closing price of Common Stock on the first business day of each year and are paid $500 for each Board meeting attended (in person or via telephone conference call) as well as $500 for each committee meeting if not coincident with a Board meeting. Directors are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel.


    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended June 30, 1999, the Compensation Committee was composed of Mr. McCarthy and Dr. Metz. None of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.

                            ITEM NO. 2

      APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte & Touche") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2000 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs certain limited non-audit services for the Company.

      The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

      The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

                           ------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

                            ITEM NO. 3

   PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
       TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                STOCK FROM 20,000,000 TO 30,000,000

      At the meeting, the stockholders of the Company will be asked to consider and act upon a proposal (the "Common Stock Proposal") to amend Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 30,000,000.

      As more fully described below, the purpose of the Common Stock Proposal is to make available additional shares of Common Stock for future corporate transactions. Such additional shares may be used by the Company for stock issuances in the future if the Company determines to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements. The Company has no present plan to issue the additional shares of Common Stock to be authorized pursuant to the Common Stock Proposal.

      As indicated below, the Board of Directors strongly believes that the Common Stock Proposal is in the best interests of the Company and its stockholders. Under Delaware law and the Company's Certificate of Incorporation, the Common Stock Proposal must be approved by both the Board of Directors and the holders of a majority of the Company's outstanding Class A Common, Class B Common Stock and Common Stock, voting as separate classes. Because of this requirement, abstentions and broker non-votes on such proposal will have the same effect as a vote against the proposal. The Board of Directors approved the Common Stock Proposal at a meeting held on November 29, 1999.

      If the Common Stock Proposal is adopted by the stockholders, the Company will file a Certificate of Amendment with the Delaware Secretary of State amending the Company's Certificate of Incorporation in accordance with the Common Stock Proposal. The text of Article FOURTH, as it is proposed to be amended, is set forth in Exhibit A to this Proxy Statement.

Background

      Under the Company's Certificate of Incorporation as presently in effect, the Company has 20,000,000 shares of authorized Common Stock. As of the mailing date of this Proxy Statement, 12,843,898 shares of the Company's Common Stock were issued and outstanding and 6,274,245 shares were reserved for issuance upon the exercise of outstanding stock options, warrants and convertible securities.

Purpose of the Common Stock Proposal

      The purpose of the Common Stock Proposal is to make available additional shares of Common Stock for issuance in the event the Company in the future determines to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements.

      The Company may in the future enter into strategic joint venture or other collaborative business arrangements with licensees, suppliers, distributors and other parties with whom the Company does business. Certain such transactions could involve an equity investment in the

Company or the issuance of stock options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock. The Company may also in the future determine that it is necessary or desirable to seek additional equity financing through a public offering or private placement of Common Stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of Common Stock. The authorization of additional shares of Common Stock pursuant to the Common Stock Proposal will permit the Company to seek such additional equity financing when and if market conditions are advantageous without the delay and uncertainty inherent in obtaining future stockholder approval for the authorization of additional shares of Common Stock in order to permit such financing. For example, the cost, prior notice requirement and delay involved in obtaining shareholder approval at the time that a transaction may become desirable could make it difficult or impossible to effect the transaction. The additional shares of Common Stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further shareholder approval, unless shareholder action is required by applicable law or by the rules of the stock exchange on which the Company's securities may then be listed.

      The Company has no present plan to issue the additional shares of Common Stock to be authorized pursuant to the Common Stock Proposal.

Effect of Change

      One of the effects of the Common Stock Proposal, if adopted, however, may also be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which stockholders might view as desirable. In addition, since the Company's stockholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interests of current stockholders of the Company.

                           -------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMMON STOCK PROPOSAL.

                   SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

                       CLASS A COMMON STOCK

      Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, Directors and founders of the Company), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8% and 29.8%, respectively), of the outstanding shares of Class A Common Stock. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. Each share of Common Stock is entitled to one vote per share; Class B Common Stock is entitled initially to one vote per share; and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 30, 2005. At the Company's Annual Meeting held on March 25, 1999, the Company's stockholders approved a proposal to amend the Company's Certificate of Incorporation changing the date on which shares of Class A Common Stock are deemed to be converted into shares of Common Stock from September 14, 1999 to September 30, 2005. Under applicable Delaware law, the September 30, 2005 mandatory conversion date may be extended in the future from time to time with approval of the Company's stockholders voting together as a single class.

      As of November 30, 1999, Mr. Ovshinsky also had the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated as of November 3, 1992 between the Company and Sanoh which, together with the Class A Common Stock and 11,489 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 30.08% of the combined voting power of the Company's outstanding stock.

      The following table sets forth, as of November 30, 1999, information concerning the beneficial ownership of Class A Common Stock by each Director and all executive officers and Directors of the Company as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.




                               Class A
Name of                      Common Stock           Total Number of Shares
Beneficial Owner        Beneficially Owned(1)(2)        Beneficially Own         Percentage of Class
----------------        ------------------------    ----------------------       -------------------
Stanford R. Ovshinsky            153,420                    153,420                     69.8%

Iris M. Ovshinsky                 65,601                     65,601                     29.8%

All other executive
officers and directors as
a group (14 persons)               __                          __                        __

Total                            219,021                    219,021                     99.6%

-------

  (1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4%, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

  (2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock option for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated.


                       CLASS B COMMON STOCK

      At the Company's Annual Meeting held on March 25, 1999, the Company's stockholders approved a proposal to increase the Company's authorized capital stock and to authorize 430,000 shares of a new Class B Common Stock. All of the authorized shares of Class B Common Stock were awarded to Mr. Robert C. Stempel pursuant to the terms of a Restricted Stock Agreement dated as of January 15, 1999 between the Company and Mr. Stempel.

      The terms of the Class B Common Stock are substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock will initially entitle the holder to one vote on all matters to be voted upon by the Company's stockholders. However, each share of Class B Common Stock will become entitled to 25 votes as of the first date upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

      The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. The Company's amended Certificate of Incorporation provides that the foregoing September 30, 2005 mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

                           COMMON STOCK

      Directors and Executive Officers. The following table sets forth, as of November 30, 1999, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.



                                 Amount and Nature of
Name of Beneficial Owner        Beneficial Ownership(1)            % of Class(2)
------------------------        -----------------------            -------------

 Robert C. Stempel                   1,114,404(3)                       8.01%

 Stanford R. Ovshinsky                 844,289(4)                       6.23%

 Iris M. Ovshinsky                     422,102(5)                       3.18%

 Nancy M. Bacon                        207,715(6)                       1.59%

 Subhash K. Dhar                        68,928(7)                        *

 Kenneth R. Baker                       41,000(8)                        *

 Hellmut Fritzsche                      29,510(9)                        *

 Walter J. McCarthy, Jr.                22,681(10)                       *

 Stanley K. Stynes                      21,378(11)                       *

 Umberto Colombo                        12,645(12)                       *

 Nathan J. Robfogel                     12,611(13)                       *

 Florence I. Metz                       11,378(14)                       *

 Seymour Liebman                        11,021(15)                       *

 Stephan W. Zumsteg                     10,000(16)                       *

 Joichi Ito                              8,554(17)                       *

 Tyler Lowrey                            5,000(18)                       *

 All executive officers and
 directors as a group                2,624,195                         17.26%
 (16 persons)

----------

 *     Less than 1%.

 (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

 (2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) Includes 430,000 shares of Class B Common Stock and 638,000 shares represented by options exercisable within 60 days.

 (4) Includes 554,629 shares (adjusted as of September 30, 1999) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power and 153,420 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

 (5) Includes 354,752 shares (adjusted as of September 30, 1999) represented by options exercisable within 60 days and 65,601 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

 (6) Includes 185,200 shares represented by options exercisable within 60 days.

 (7)   Includes 68,928 shares represented by options exercisable within 60 days.

 (8)   Includes 40,000 shares represented by options exercisable within 60 days.

 (9)   Includes 18,980 shares represented by options exercisable within 60 days.

 (10)  Includes 10,000 shares represented by options exercisable within 60 days.

 (11)  Includes 9,000 shares represented by options exercisable within 60 days.

 (12)  Includes 10,000 shares represented by options exercisable within 60 days.

 (13)  Includes 10,000 shares represented by options exercisable within 60 days.

 (14)  Includes 5,000 shares represented by options exercisable within 60 days.

 (15)  Includes 10,000 shares represented by options exercisable within 60 days.

 (16)  Includes 8,000 shares represented by options exercisable within 60 days.

 (17)  Includes 6,743 shares represented by options exercisable within 60 days.

 (18)  Includes 4,000 shares represented by options exercisable within 60 days.

      Principal Shareholders. The following table sets forth, as of November 30, 1999, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


 Name and Address of                 Amount and Nature of
 Beneficial Holder                   Beneficial Ownership    Percentage of Class
 -------------------                 --------------------    -------------------

Stanford R. and Iris M. Ovshinsky         266,391(1)              9.41%(2)(3)
1675 West Maple Road
Troy, Michigan 48084

Robert C. Stempel                       1,114,404(4)              8.01%(2)
1675 West Maple Road
Troy, Michigan 48084

FMR Corp.                               1,020,000(5)              7.9%
82 Devonshire St.
Boston, MA 02109

T. Rowe Price Associate , Inc.            801,700(6)              6.1%
100 E. Pratt Street
Baltimore, MD 21202

-------

(1) Includes 219,021 shares of Class A Common Stock owned by Mr. and Dr. Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 11,489 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights and 909,381 (adjusted as of September 30, 1999) shares represented by options exercisable within 60 days.

(2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Represents the sum of Mr. and Dr. Ovshinsky's respective ownership interests calculated separately.

(4) Includes 430,000 shares of Class B Common Stock owned by Mr. Stempel (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September, 30, 2005), 46,404 shares of Common Stock and 638,000 shares represented by options exercisable within 60 days.

(5) Based upon information contained in Schedule 13G dated February 1, 1999, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 1,020,000 shares or 7.9% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies. The number of shares of Common Stock of the Company owned by the investment companies on December 31, 1998 included 400,000 shares of Common Stock resulting from the assumed conversion of 400,000 of the Company's Warrants. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,020,000 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, chairman of FMR Corp, has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees.

      Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Directors.

(6)   Based upon information contained in Schedule 13G dated February 12, 1999,
      T. Rowe Price Associates, Inc. ("Price Associates") has indicated that these securities are owned by various individual and institutional investors, including T. Rowe Price New Horizons Fund, Inc., which owns 800,000 shares representing 6.1% of the shares outstanding which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.


                        EXECUTIVE OFFICERS

   The executive officers of the Company are as follows:



                                                                                  Served as an Executive
       Name                   Age          Office                               Officer or Director Since
       ----                   ---          ------                               -------------------------

 Stanford R. Ovshinsky        77           President, Chief Executive Officer            1960(1)
                                           and Director

 Iris M. Ovshinsky            72           Vice President and Director                   1960(1)

 Robert C. Stempel            66           Executive Director and Chairman               1995
                                           of the Board

 Nancy M. Bacon               53           Senior Vice President                         1976

 Subhash K. Dhar              48           President and Chief Operating                 1986(2)
                                           Officer of Ovonic Battery and
                                           Director

 Hellmut Fritzsche            72           Vice President and Director                   1969

 Tyler Lowrey                 46           Vice President and Director                   1999

 Stephan W. Zumsteg           53           Treasurer                                     1997

-------


(1) The predecessor of the Company was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor, by merger, to the predecessor corporation.

(2) Mr. Dhar was appointed as a director by the Company's Board of Directors in October 1999.


      See "Item No. 1, Election of Directors" for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon, Subhash K. Dhar, Hellmut Fritzsche and Tyler Lowrey.


      Stephan W. Zumsteg joined the Company in March 1997 and was elected Treasurer in April 1997. Prior to joining the Company, Mr. Zumsteg was Chief Financial Officer of the Kirlin Company from July 1996 to February 1997 and Vice President-Finance & Administration and Chief Financial Officer of Lincoln Brass Works from July 1991 to June 1996.

                  COMPLIANCE WITH SECTION 16(A) OF
                THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 1999, all filing requirements were met on a timely basis.


                      EXECUTIVE COMPENSATION

      The following tables set forth the compensation paid by the Company during its last three fiscal years to its Chief Executive Officer and each of its other four most highly compensated executive officers for the fiscal year ended June 30, 1999.

                    SUMMARY COMPENSATION TABLE




                                     Annual                 Long Term
                                  Compensation             Compensation
                                  ------------             ------------
                                                                                            All
                                                                 Restricted   Options       Other
Name and Principal           Fiscal                              Stock        (Number of    Compen-
     Position                Year(1)  Salary(2)     Bonus        Award        Shares)       sation(3)
------------------           -------  ---------     -----        ----------   ----------    ---------

Stanford R. Ovshinsky,        1999     $294,929      --                                      $14,952
President and Chief           1998     $284,967      --                                      $14,652
Executive Officer             1997     $276,016   $37,981(4)                                 $10,017

Robert C. Stempel,            1999     $270,004                $4,591,540(5)   300,000       $ 6,111
Executive Director            1998     $270,005                     --           --          $ 3,159
                              1997     $270,005                     --          25,000       $ 3,159

Iris M. Ovshinsky,            1999     $257,941                                              $14,952
Vice President                1998     $250,016                                              $13,569
                              1997     $250,016                                              $ 8,939

Nancy M. Bacon,               1999     $254,854                                              $ 7,104
Senior Vice President         1998     $235,019                                              $ 5,796
                              1997     $235,019                                              $ 5,796

Kenneth R. Baker,             1999     $100,968                                100,000
Chief Operating Officer(6)


-------

 (1) The Company's fiscal year is July 1 to June 30. The Company's 1999 fiscal year ended June 30, 1999.

 (2) Amounts shown include compensation deferred under the Company's 401(k) Plan. Does not include taxable income resulting from exercise of stock options.

 (3) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of each of the named executive officers under the Company's 401(k) Plan with respect to each of the calendar years ended December 31, 1998, 1997 and 1996, respectively, as follows: Mr. Ovshinsky $4,800 (1998) and $4,500 (1997); Dr. Ovshinsky $4,800, $4,500 and $3,269;
      Mrs. Bacon $4,800 (1998) and $4,500 (for each of 1997 and 1996); (ii) the dollar value of any life insurance premiums paid by the Company in the calendar years ended December 31, 1998, 1997 and 1996, respectively, with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $10,152 (for each of 1998 and 1997) and $10,017 (1996); Mr. Stempel $6,111 (1998) and $3,159 (for each of 1997 and 1996); Dr. Ovshinsky $10,152, $9,069 and $5,670; Mrs. Bacon $2,304
      (1998) and $1,296 (for each of 1997 and 1996). Under the 401 (k) Plan, which is a qualified defined-contribution plan, the Company makes matching contributions periodically on behalf of the participants in the amount of 50% of each such participant's contributions. These matching contributions were limited to 3% of a participant's salary, up to $150,000 for 1996 and up to $160,000 for 1997 and 1998.

 (4) Computed based on net income from operations for preceding years as provided in Mr. Ovshinsky's September 1993 Employment Agreement. See "Employment Agreements."

 (5) Represents the market value, less consideration paid consisting of the par value $.01, of 430,000 shares of Common Stock awarded to Mr. Stempel under a Restricted Stock Agreement dated January 15, 1999. Such shares of Common Stock were exchanged for an equal number of shares of Class B Common Stock upon the approval by the Company's stockholders, at the Annual Meeting held on March 25, 1999, of a proposal to amend the Company's Certificate of Incorporation to authorize 430,000 shares of a new Class B Common Stock. See "Class B Common Stock." All shares of Restricted Stock will be deemed to vest if Mr. Stempel is serving as a director and officer of the Company on September 30, 2005 or upon the occurrence of a change in control of the Company. Dividends will be paid on the Restricted Stock if and to the extent paid on the Company's Common Stock generally. So long as Mr. Stempel continues to serve as a director of the Company and irrespective of whether the shares are deemed vested, he will be entitled to exercise all voting rights with respect to the Restricted Stock, including all preferential voting rights to which the Class B Common Stock may become entitled after the conversion of the Class A Common Stock. The value of Mr. Stempel's Restricted Stock at the close of the Company's fiscal year was $4,273,340.

 (6) Mr. Baker joined the Company in February 1999. The salary reported for 1999 is for the five-month period February 1999 - June 1999. Mr. Baker resigned as the Company's Vice Chairman and Chief Operating Officer effective November 12, 1999. He is currently a director of the Company and an advisor to Messrs. Stempel and Ovshinsky.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 1999.



                                                                             Potential Realizable Value at
                                                                                Assumed Annual Rates of
                                                                             Stock Price Appreciation for
                                     Individual Grants                              Option Term(1)
                     --------------------------------------------------      -----------------------------
                                 % of Total
                                 Options
                      Options    Granted         Exercise
                      Granted    to Employees    Price        Expiration
       Name             (#)      in Fiscal Year  ($/Sh)       Date           0%        5%         10%
------------------   ----------  --------------  -----------  ------------   -----------------------------

Robert C. Stempel    300,000(2)     61.86%         $10.688     1/15/2009      _    $2,016,487   $5,110,175

Kenneth R. Baker     100,000        20.62%         $10.188     3/24/2009      _      $640,717   $1,623,704


------

 (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

 (2) On January 15, 1999, the Company entered into a Stock Option Agreement (the "Stock Option Agreement") with Mr. Stempel, pursuant to which the Company granted Mr. Stempel an option to purchase up to 300,000 shares of Common Stock at an exercise price of $10.688 per share, the fair market value of the Common Stock as of the date of the Stock Option Agreement. The option granted to Mr. Stempel may be exercised from time to time in whole or in part commencing as of the date of the Stock Option Agreement and ending on the tenth anniversary of such date. The option is not subject to vesting requirements and may be exercised by Mr. Stempel prior to or after the termination of his service as an executive officer and director of the Company.

 (3) Mr. Baker resigned as the Company's Vice Chairman and Chief Operating Officer effective November 12, 1999. He is currently a director of the Company and an advisor to Messrs. Stempel and Ovshinsky.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION VALUES

      The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 1999 and the number and value of unexercised options held by the named executive officers at fiscal year end.




                             Shares                    Number of Securities         Value of Unexercised
                           Acquired on    Value       Underlying Unexercised        in-the-Money Options
                            Exercise     Realized   Options at Fiscal Year End       at Fiscal Year End
         Name                  (#)         ($)      Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------   -----------   ---------  ---------------------------   -------------------------

Stanford R. Ovshinsky(1)       _            _               554,576/0                    $491,027/$0

Iris M. Ovshinsky (2)          _            _               354,716/0                    $326,618/$0

Robert C. Stempel (3)          _            _               638,000/0                     $19,692/$0

Kenneth R. Baker(4)            _            _               0/100,000                       $0/$0

Nancy M. Bacon(5)(6)         40,000      $94,965            185,200/0                       $0/$0

-------

 (1) Mr. Ovshinsky's exercisable options are exercisable at a weighted average price of $11.057 per share.

 (2) Dr. Ovshinsky's exercisable options are exercisable at a weighted average price of $11.03 per share.

 (3) Mr. Stempel's exercisable options are exercisable at a weighted average price of $12.76 per share.

 (4) Mr. Baker's unexercisable options are exercisable at a weighted average price of $10.188 per share.

 (5) Mr. Baker resigned as the Company's Vice Chairman and Chief Operating Officer effective November 12, 1999. He is currently a director of the Company and an advisor to Messrs. Stempel and Ovshinsky.

 (6) Mrs. Bacon's exercisable options are exercisable at a weighted average price of $12.97 per share.

 (7) Of the $94,965 value realized, approximately $34,383 was used to cover withholding taxes and other expenses associated with the exercise, and $33,750 was used to purchase 5,000 shares of the Company Common Stock.



                       EMPLOYMENT AGREEMENTS

      On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. In February 1999, the Board of Directors of the Company renewed each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with the Company provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases as determined by the Board of Directors of the Company and an annual bonus equal to 1% of the net income from operations of the Company (excluding Ovonic Battery) or Ovonic Battery. Mr. Ovshinsky's annual salary increases over the last three fiscal years have been determined based upon increases in the cost of living as determined by the Compensation Committee using as a guide the percentage increase in the Consumer Price Index for the Detroit-metropolitan area published by the Bureau of Labor Statistics.

      Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from the Company providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by the Company following a change in control of the Company. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of the Company's assets; (ii) the approval by the Company's stockholders of any plan or proposal of liquidation or dissolution of the Company; (iii) the consummation of any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation;
(iv) the acquisition by any person of 30 percent or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of the Board of Directors; (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in the Company's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

      Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6 percent of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vest on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, subject to Mr. Ovshinsky's continued performance of his obligations to Ovonic Battery under his employment agreement.

      In February 1998, the Compensation Committee of the Board of Directors recommended and the Board of Directors approved an Employment Agreement between the Company and Dr. Iris M. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for the Company to have the benefits of Dr. Ovshinsky's services as a consultant to the Company following the termination of her active employment for consulting fees equal to 50 percent of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky shall have the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

      The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or the Company upon 120 days notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases, as determined by the Board of Directors of the Company.

      On January 15, 1999, the Company entered into an Executive Employment Agreement (the "Executive Employment Agreement") with Mr. Stempel. The Executive Employment Agreement provides that Mr. Stempel will serve as the Executive Director of the Company for a term ending

September 30, 2005. During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined by the Board of Directors from time to time. The Executive Employment Agreement also provides for discretionary bonuses to be determined by the Board of Directors based on Mr. Stempel's individual performance and the financial performance of the Company. The Executive Employment Agreement also requires the Company to provide Mr. Stempel with non-wage benefits, including insurance, pension and profit sharing, stock options, automobile use or allowance and organizational membership fees, of the types provided generally by the Company to its senior executive officers.

      The Executive Employment Agreement permits Mr. Stempel to retire as an officer and employee of the Company and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as an officer of the Company. The Executive Employment Agreement permits the Company to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non-competition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as an officer and employee of the Company (other than as a result of his death or mental or physical disability).

      Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will generally cease effective upon the date of the termination of his employment, except that the Company will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.


                   COMPENSATION COMMITTEE REPORT

 Compensation Committee.

      The Compensation Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz. Neither of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.

      The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to the Company. The Company does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

 Compensation of Executive Officers.

      The Compensation Committee considers the Company's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market--whether scientific, managerial or otherwise--so as to enable the Company to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of the Company's Common Stock--such as by a granting of stock option or similar equity-based compensation--to instill ownership thinking and align the employees' and stockholders' objectives. The Company has been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

      During the Company's last fiscal year, the Compensation Committee determined that the Company had achieved several important scientific and business milestones. The Compensation Committee also concluded that the achievement of these milestones had not yet been fully reflected in the Company's financial results. In light of the Company's general policy of conserving available cash flow where possible to advance its business objectives, the Compensation Committee determined that it was not advisable to materially raise executive base salaries or grant material bonuses, stock options or other compensation to the Company's executive officers.

 Chief Executive Officer Compensation.

      In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by the Company and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 1999 was determined in accordance with his Employment Agreements with the Company and Ovonic Battery. Based on the factors described above with respect to the compensation of the Company's executive officers, the Compensation Committee determined that it was not advisable to pay a discretionary bonus to the Company's Chief Executive Officer during 1999.

                                        COMPENSATION COMMITTEE
                                        Walter J. McCarthy, Jr.
                                        Florence I. Metz

                         PERFORMANCE GRAPH

      The line graph below compares the cumulative total stockholder return on the Company's Common Stock over a five-year period with the return on the NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index.



                                                Cumulative Total Return
                                        ----------------------------------------
                                        6/94   6/95   6/96   6/97   6/98   6/99
                                        ----   ----   ----   ----   ----   ----

ENERGY CONVERSION DEVICES, INC.         100    133     186    104    79     81
NASDAQ STOCK MARKET (U.S.)              100    133     171    208    274    393
HAMBRECHT & QUIST TECHNOLOGY            100    177     207    270    342    554



      The total return with respect to NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index assumes that $100 was invested on June 30, 1994, including reinvestment of dividends.

      ECD has paid no cash dividends in the past and no cash dividends are expected to be paid in the foreseeable future.

      The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by the Company as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $122,398 in salary during the year ended June 30, 1999.

      HKO Media, Inc., owned by Harvey Ovshinsky, Stanford R. Ovshinsky's son, performed video production services on behalf of the Company. HKO Media, Inc. was paid $69,947 by the Company for its services during the fiscal year ended June 30, 1999.


                      ADDITIONAL INFORMATION

      Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $5,000 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

      Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

      Stockholder Proposals for 2000 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during January 2001 must be received by the Company no later than August 11, 2000 in order for those proposals to be included in the proxy materials for the meeting.

                           ---------------

      Stockholders are urged to send in their proxies without delay.

                             By Order of the Board of Directors


                             /s/ Robert C. Stempel
                             --------------------------------------
                             Robert C. Stempel
                             Chairman of the Board


 December 28, 1999

                             EXHIBIT A

    PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
       TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                STOCK FROM 20,000,000 TO 30,000,000


      The first sentence of Article FOURTH is to be modified to read as follows:



 FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 30,930,000 shares, of which 500,000 shares shall be Class A Common Stock of a par value of one cent ($.01) per share, 430,000 shall be Class B Common Stock of a par value of one cent ($.01) per share, and 30,000,000 shares shall be Common Stock of a par value of one cent ($.01) per share.

                          ENERGY CONVERSION DEVICES, INC.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on January 27, 2000 at 10:00 a.m. (EST) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR Proposals 1, 2, and 3.

1. Election of Directors: Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon, Kenneth R. Baker, Umberto Colombo, Subhash K. Dhar, Hellmut Fritzsche, Joichi Ito, Seymour Liebman, Tyler Lowrey, Walter J. McCarthy, Jr., Florence I. Metz, Nathan J. Robfogel and Stanley K. Stynes.


[ ]VOTE FOR ALL FIFTEEN NOMINEES LISTED ABOVE [ ]VOTE WITHHELD FOR ALL NOMINEES
   (except as directed to the contrary below):

 INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space provided below:

 -------------------------------------------------------------------------------


 2. Proposal to approve the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 2000.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

 3. Proposal to consider and approve the amendment to the Company's Certificate of Incorporation to increase the Company's authorized shares by 10,000.000 to make available an adequate number of the Company's shares to be used for future corporate transactions.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.




   _______________________________Dated:  ____________________,
   Signature:



   _______________________________Dated:  ____________________,
   Signature:

 Please sign exactly as your name appears above. If shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should show their full titles.



  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. If you have changed your address, please PRINT your new address above.